SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|     Preliminary Proxy Statement

|_|     Confidential, for use of the Commission Only (as permitted by Rule
        14a-6(e)(2)

|X|     Definitive Proxy Statement

|_|     Definitive Additional Materials

|_|     Soliciting Materials Pursuant to 240. 14a-11(c) or 240. 14a-12.

                               MILLENIA HOPE INC.
                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

        1.  Title of each class of securities to which transaction applies:

        2.  Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rue 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        .   Proposed maximum aggregate value of transaction:

        5.  Total fee paid

|_|     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the filing by registration statement number, or the Form or Schedule and the date of its filing.

        1. Amount previously paid

        2. Form, Schedule or Registration Statement No.:

        3. Filing Party:

        4. Date Filed

                               MILLENIA HOPE INC.
                       1250 Rene Levesque West, Suite 2200
                            Montreal, Quebec H3B 4W8
                                Tel: 514-846-5757
                                Fax: 514-935-9758

TO THE STOCKHOLDERS OF MILLENIA HOPE INC.

Notice is hereby given that Millenia Hope Inc., a Delaware corporation (the "Company") will hold its annual Meeting of Stockholders on November 20, 2007 at 10:15 a.m. at the Hilton Wilmington Christiana, located at 100 Continental Drive in Newark, Delaware, 19713, USA. The annual meeting is being held for the following purposes:

1. The election of the nominated slate of directors (see page 8);



2. To authorize the Board of Directors, should it decide, to do a consolidation of its share capital (reverse split), in a ratio of between 3:1 and 7:1, based on the Board's decision of what would create the greatest possible value for the company and its shareholders.

3. To give the Board of Directors authorization to raise the Company's authorized common shares from 280 million common shares to 390 million common shares should it be deemed necessary. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof;

The Board of Directors has fixed the close of business on October 8, 2007 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement. Holders of the Company's shares of common stock on the record date are entitled to participate in and vote at the Annual Meeting. At the Annual Meeting, each of the shares of common stock represented at the meeting will be entitled to one vote on each matter properly brought before the Annual Meeting.

Your attention is directed to the accompanying proxy statement and exhibits which summarizes each item. Stockholders who do not expect to attend the Annual Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE ANNUAL MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU.
                PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAMBY ORDER OF THE BOARD OF DIRECTORS


                 /S/ LEONARD STELLA
                 ------------------
                 LEONARD STELLA,
                 CHIEF EXECUTIVE OFFICER
                 DATED; October8, 2007

                                 PROXY STATEMENT

October 8, 2007

This proxy statement contains information related to certain corporate actions of Millenia Hope Inc., a Delaware corporation (the "Company").

                            ABOUT THE PROXY STATEMENT

WHAT IS THE PURPOSE OF THE PROXY STATEMENT?

This information statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the record date of corporate action to be taken pursuant to the affirmative vote of the majority of common stock outstanding at the record date. Pursuant to the acceptance by the shareholders of the majority of the common shares outstanding and in the case of the election of directors the plurality of the shares present at the meeting, the company is expected to act upon certain corporate matters outlined in this information statement, which action is expected to take place by December 2007, consisting of (1) the election of directors; (2)The consolidation of it's share capital (Reverse Spilt). 3) The approval of an amendment to the Company Certificate of Incorporation to increase authorized common stock to 390,000,000 shares. The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on November 20, 2007 at 10:15 a.m. or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. We intend to mail this proxy statement and accompanying proxy card on or about October 2007 to all stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at the Hilton Wilmington Christina located at 100 Continental Dr. in Newark, Delaware 9713 USA.

WHO IS ENTITLED TO NOTICE AND TO VOTE?

Each outstanding share of common stock as of record on the close of business on the record date, October 8, 2007, will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. At the Annual Meeting, each of the shares of common stock represented at the meeting will be entitled to one (1) vote on each matter properly brought before the Annual Meeting

In order to carry on the business of the Annual Meeting, we must have a quorum. Under our bylaws, stockholders representing at least 50.1% of our issued and outstanding shares, entitled to vote present in person or by proxy and entitled to vote, constitute a quorum.

PROXY CARD AND REVOCATION OF PROXY

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposal 1, 2, and 3 and at their discretion on any other matters that may properly come before the Annual Meeting. The Board knows of no other business that will be presented for consideration at the Annual Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Annual Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at our offices, 1250 Rene Levesque West, Suite 2200, Montreal, Quebec, Canada H3B 4W8, at any time up to and including the last business day preceding the day of the annual Meeting, or any adjournment thereof, or with the chairman of the Annual Meeting on the day of the Annual Meeting.. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

COUNTING OF VOTES

All votes will be tabulated by the inspector of the election, appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have a discretionary authority or does not have instructions from the beneficial owner.

SOLICITATION OF PROXIES

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of the common Stock in their names that are beneficially owned by others to forward to theses beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail, or personal solicitation by our directors, officers or other regular employees. No additional compensations will be paid to directors, officers or other regular employees for such services.

DISSENTING STOCKHOLDER RIGHTS

Dissenting Stockholders have no appraisal rights under Delaware law or under our Articles of Incorporation or Bylaws in connection with the matters to be voted on at the Annual Meeting

WHAT CORPORATE MATTERS WILL THE SHAREHOLDERS VOTE ON?

     o    The election of the nominated slate of directors (see page _8);

     o The consolidation of it's share capital (reverse split) by a ratio of between 3:1 and 7:1
     o The approved of an amendment to the Company Certificate of Incorporation to increase authorized common stock to 390,000,000 shares.

     o Any other business as may properly come before the meeting or any adjournment or postponement thereof.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

ELECTION OF DIRECTORS.
----------------------

For the election of directors, the affirmative vote of a plurality of the votes of the shares present at the meeting.


Consolidation of the company's shares capital (reverse split)


To authorize the Board of Directors, should it decide, to do a consolidation of its share capital (reverse split), in a ratio of between 3:1 and 7:1, based on the Board's decision of what would create the greatest possible value for the company and its shareholders.


Under our bylaws, stockholders representing at least 50.1% of our issued and outstanding shares of stock, as of record date, entitled to vote present in person or by proxy and entitled to vote, constitute a majority.

INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

To give the Board of Directors authorization to raise the company's authorized common shares from 280 Million to 390 Million, should it deem necessary. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof;

Under our bylaws, stockholders representing at least 50.1% of our issued and outstanding shares of stock, as of the record date, entitled to vote present in person or by proxy and entitled to vote, constitute a majority.

As of October 8, 2007, other than the persons identified below, no person owned beneficially more than five percent (5%) of the Company's common stock. There are no other classes or series of capital stock outstanding. As of October 8, 2007, the Company had 246,260,250 shares of common stock outstanding.

                         COMMON STOCK BENEFICIALLY OWNED
                            NUMBER OF SHARES PERCENT

NAME/ADDRESS
None

DIRECTORS AND EXECUTIVE OFFICERS

The following table presents certain information regarding the beneficial ownership of all shares of common stock at October 8, 2007 for each executive officer and director of the Company. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power. As of October 8, 2007, the Company had 246,260,250 shares of common stock outstanding.

                                       COMMON STOCK  BENEFICIALLY  OWNED  (Numbers to be changed and verified)
NAME AND ADDRESS                                        NUMBER                 PERCENT
Leonard Stella   (1)                                  15,279,150                6.20%
1250 Rene Levesque West, Suite 2200
Montreal, Quebec H3B 4W8

Bahige Baroudy (1)                                     2,000,000                0.81%
1250 Rene Levesque West Suite 2200
Montreal, Quebec H3B 4W8

Yehuda Kops (1)                                        9,714,150                3.94%
1250 Rene Levesque West, Suite 2200
Montreal, Quebec H3B 4W8

Hugo Valente (1)                                       4,373,100                1.78%
1250 Rene Levesque West, Suite 2200
Montreal, Quebec H3B 4W8

Jacky Quan  (1)                                        7,656,333                3.12%
1250 Rene Levesque West, Suite 2200
Montreal, Quebec H3B 4W8

Joseph Daniele (1)                                     4,346,150                1.76%
1250 Rene Levesque West, Suite 2200
Montreal, Quebec H3B 4W8

    (1)   All Officers and Directors as a Group        43,398,883               17.61%

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on a review of reports filed with the Company, Leonard Stella, Yehuda Kops, Hugo Valente, Jacky Quan and Joseph Daniele did not file a report on time regarding a transaction in the Company's securities required to be filed for the fiscal year 2006 by Section 16(a) under the Securities Exchange Act of 1934. Though the required report was not filed timely, it was subsequently filed; accordingly, there is no failure to file the required reports. We are not aware of any other instances for the most recent fiscal year when an executive officer, director or owner of more than ten percent (10%) of the outstanding shares of common stock failed to comply with reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

PROPOSAL 1 - ELECTION OF DIRECTORS

DIRECTORS STANDING FOR ELECTION

The Board of Directors of the Company currently consists of five seats. Each director holds office until the first annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified. At present, the Company's bylaws require no fewer than one director. Upon the election of the nominated slate of directors, there will be no vacancy on the Board of Directors.

The Company does not have a nominating committee. The Board of Directors has nominated Leonard Stella, Yehuda Kops, Hugo Valente, Jacky Quan and Joseph Daniele for election as directors. The nominees for directors have previously served as members of the Board of Directors of the Company and have consented to serve such term.

Mr. Leonard Stella, Age 46.

Mr. Stella has a Bachelor of Arts from McGill University, and received his Graduate Diploma in Administration from Concordia University in 1986. In 1987 Mr. Stella founded and operated a residential and commercial property developer, Dominion City Development and in 1991 he founded Trans-Immobilia, a residential property company. In 1997 he became the principal founding partner and is now the Chief Executive Officer of Millenia Hope. Mr. Stella's far-reaching strategic vision and evident passion for the corporation and the important humanitarian work that it does is the driving force behind Millenia. Elected to the Board on July 15, 2004.

Mr. Yehuda Kops, Age 53.

Bachelor of Commerce (distinction) - McGill University (1976), Diploma in Management McGill (1976). In 1978 he received his Chartered Accountancy degree from the Order of Chartered Accountants of Canada. From 1978 until 1999, Mr. Kops practiced in public accounting, running his own firm, for small and medium sized enterprises. In 1999 he joined Millenia as their chief internal accountant and in 2002 became Chief Operating Officer. To Millenia he brings a broad knowledge of its overall operations and an ability to assimilate the fiscal and operational situation, as well as his experience and expertise in dealing with the SEC, external auditors and corporate counsel.
Elected to the Board on July 15, 2004.

Hugo Valente, Age 57.

After completing his Bachelor of Commerce degree (1971) from Concordia University, he attended McGill University and attained his CA degree (1974). He was an auditor with a Big 8 accounting firm and from 1981-2003 worked in a senior executive capacity for companies in the financial services industry. Mr. Valente has successfully built a number of companies in Canada to be leaders in their market sectors and created substantial value for shareholders. Mr. Valente brings to Millenia a wealth of experience in systems, controls, corporate finance, management, contract negotiations and corporate compliance. Elected to the Board on July 15, 2004.

Jacky Quan, Age 39.

Mr. Quan, an international businessman active in the capital markets for funding of start up companies, has extensive ties and relationships in the Asian marketplace, specifically with the Vietnamese and Chinese communities and the Hispanic markets of the Caribbean and South America. As an accomplished businessman, Mr. Quan is eminently suited to help ensure that day-to-day operating funds are sufficient for Millenia's needs.
Appointed to the Board on April 19, 2005

Joseph Daniele, Age 45.

Mr. Daniele received his BA is History and Political Science, at Mc Gill University in Montreal and his Law degree from the University of Sherbrooke. He has been practicing Law since 1987, at Bissonet, Mercandante, Daniele marking partner in 1989. In recent years Mr. Daniele has specialized in financial transactions, LC's, bank guarantees, debentures, stocks and bonds and is highly skilled in contract and acquisition negotiations. , Mr. Daniele advises the Company on their corporate business on a fulltime basis and handle all contractual matters and is Involved in all negotiations.
Appointed to the Board on August 30, 2005

MEETINGS

During the Company's fiscal year ending November 30, 2006, the Board of Directors met on 16 occasions. All the directors, who were a part of the Board of Directors during the fiscal year, attended at least 75% of the total number of meetings of the Board, during their tenure.

None of the directors or officers is an adverse party to any proceeding in connection with Millenia Hope Inc.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described under the heading "Executive Compensation" there are no material transactions with any of our directors, officers or control persons that have occurred during the last fiscal year.

COMPENSATION OF DIRECTORS

The Board of Directors has not received compensation for acting as a director

EXECUTIVE COMPENSATION

The following table shows all the cash compensation paid by the Company, as well as certain other compensation paid or accrued, during the fiscal years ended November 30, 2006, 2005, 2004, to the Company's named executive officers. No restricted stock awards, long-term incentive plan payouts or other types of compensation, other than the compensation identified in the chart below, were paid to any executive officer during these fiscal years.

  SUMMARY COMPENSATION TABLE

                                  Annual Compensation                       Long-Term Compensation
                                  -------------------                       ----------------------
                         Fiscal   Salary         Bonus    Other Annual     Restricted     Securities
Name and Principal       Year                             Compensation     Stock Award(s) Underlying
Position                                                                                  Options
                         2006     $503,810 (K)    0                        0                       0
Leonard Stella           2005     $958,360 (A)    0       0                0                       0
Chief Executive Officer  2004     $161,673 (B)    0       0                0                       0

Bahige Baroudy           2006     $15,000 (L)     0       0                0                       0
President                2005     0               0       0                0                       0
                         2004     0               0       0                0                       0

                                  Page 9 of 19

                         2006     $304,630(M)     0       0                0                       0
Yehuda Kops              2005     $469,760(C)     0       0                0                       0
Chief Operating Officer  2004     $128,056(D)     0       0                0                       0

                         2006     $151,000(N)     0       0                0                       0
Hugo Valente             2005     $267,361(E)     0       0                0                       0
Chief Financial Officer  2004     $123,700(F)     0       0                0                       0

                         2006     $175,800(0)     0       0                0                       0
Jacky Quan               2005     $146,000(G)     0       0                0                       0
Executive Vice           2004     $120,000(H)     0       0                0                       0
President and Treasurer

                         2006     $360,800(P)     0       0                0                       0
Joseph Daniele           2005     $112,000(I)     0       0                0                       0
Chief Legal Officer      2004     $0              0       0                0                       0

                         2006     $10,646         0       0                0                       0
Dr. Soriba Cisse         2005     $10,833         0       0                0                       0
Vice President -         2004     $0              0       0                0                       0
Research and
Development

                         2006     $0              0       0                0                       0
Jeffrey Brooks           2005     $0              0       0                0                       0
Vice President           2004     $0              0       0                0                       0
Operations

                         2006     $8580(Q)        0       0                0                       0
Raymond Roy              2005     $0              0       0                0                       0
Executive Vice -         2004     $123,200(J)     0       0                0                       0
President (2004)

Margeret Bywater         2006     $27,970         0       0                0                       0
President (2005)         2005     $0              0       0                0                       0
                         2004     $0              0       0                0                       0

(A) Part of the compensation was the issuance of 3,665,300 common shares.
(B) Part of the compensation was the issuance of 750,000 common shares.
(C) Part of the compensation was the issuance of 2,338,300 common shares.
(D) Part of the compensation was the issuance of 750,000 common shares.

(E) Part of the compensation was the issuance of 1,415,300 common shares.
(F) Part of the compensation was the issuance of 750,000 common shares.

(G) Part of the compensation was the issuance of 170,000 common shares.

(H) Part of the compensation was the issuance of 750,000 common shares.
(I) Part of the compensation was the issuance of 1,215,300 common shares.
(J) Part of the compensation was the issuance of 750,000 common shares.
(K)Part of the compensation was the issuance of 6,135,850 common shares.
(L)Part of the compensation was the issuance of 250,000 common shares.
(M)Part of the compensation was the issuance of 4,046,150 common shares.
(N)Part of the compensation was the issuance of 2,216,800 common shares.
(O)Part of the compensation was the issuance of 2,692,800 common shares.
(P)Part of the compensation was the issuance of 4,346,150 common shares.
(Q) Part of the compensation was the issuance of 143,000 common shares.

COMMITTEES OF THE BOARD OF DIRECTORS


We do not currently have a Nominating, Audit or Compensation Committee. The Board does not believe that it is necessary to have a Nominating Committee because it believes the functions, of a Nominating Committee, can be adequately performed by its Board of Directors.


NOMINATING COMMITTEE

The Company does not have a separately designated standing nominating committee or a committee performing similar functions. The entire Board of Directors of the Company acts as the nominating committee and selects candidates to stand for election as members of the Board of Directors.

The Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrates an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct. The Committee also examines a candidate's specific experiences and skills, time availability, potential conflicts of interest and independence from management and the Company. Candidates may be identified through various means including by asking current directors and executive officers to notify the Committee if they become aware of persons meeting the criteria described above, by the retention of third party consultants to assist in this process, and by considering director candidates recommended by shareholders although no formal procedures for submitting names of candidates has been adopted. In considering candidates, the Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Committee may also take into consideration other factors it determines to be relevant, such as the number of shares held by a recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Committee, a shareholder must submit the recommendation in writing and must include the name of the shareholder and evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership, and the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if selected and nominated. The shareholder recommendation and information must be sent to Millenia Hope Inc., 1250 Rene Levesque West, Suite 2200, Montreal, Quebec, Canada, H3B 4W8. Once a potential candidate has been identified, the

Committee may collect and review information regarding the candidate to assess whether the person should be considered further. If the Committee determines that the candidate warrants further consideration, personal contact with the candidate may be made and further review of the candidate's accomplishments, qualifications and willingness to serve may be undertaken and compared to other candidates. The Committee's evaluation process does not vary based on whether or not a candidate is recommended by a shareholder, although, as stated above, the Board may take into consideration other factors, such as the number of shares held by the recommending shareholder and the length of time that such shares have been held.

Shareholder Communications with Directors

The Board of Directors recommends that stockholders initiate any communications with the Board in writing and send them in care of the Chief Financial Officer. Stockholders can send communications by e-mail to hugo@milleniahope.com, or by fax to (514) 935-9758 or by mail to Millenia Hope Inc., 1250 Rene Levesque West, Suite 2200, Montreal, Quebec, Canada, H3B 4W8. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed the CFO to forward such correspondence only to the intended recipients; however, the Board has also instructed the CFO, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration. In such cases, some of that correspondence may be forwarded elsewhere in the Company for review and possible response.



PROPOSAL 2:  Consolidation of it's share capital (reverse split)

To authorize the Board of Directors, should it decide, to do a consolidation of its share capital (reverse split), in a ratio of between 3:1 and 7:1, based on the Board's decision of what would create the greatest possible value for the company and its shareholders.
There are certain advantages and disadvantages of voting for the reverse split:

The advantages include:


     o This will mean that if the consolidation of it's share capital (reverse split) is approved there will be fewer common shares of the corporation outstanding. Fewer outstanding issued shares will give us the potential for a higher E.P.S., and consequently, we expect, a higher stock price.

     o Management and the Board of Directors believe that fewer shares, with a higher trading share price will create more credibility for the company and consequently will facilitate the raising of capital if needed which will permit the implementation of new projects in order to create more value for all shareholders.

     The disadvantages include:

     o A reduced number of shares held by our existing shareholders. If our shares do not maintain a price that is higher than prior to this reverse split, the existing shareholders would have less value.

     o At present, the Company has no plans to issue any of the additional shares that would become available as a result of a reverse split. Should the Company do a reverse split, it would round up any fractional shares that might be the result of the reverse split, to the next whole integer. Shareholders would retain any odd lots,that might result from the reverse split, as their shareholdings of Millenia Hope Inc. The Company will not be paying any cash in lieu of odd lots.



     .
            Proposal 3: Amendment to the Certificate of Incorporation

The Company's Board of Directors proposes an amendment to the Company's certificate of incorporation to increase the number of authorized shares of common stock, par value $0.0001 per share, from 280,000,000 shares to 390,000,000 shares.

There are certain advantages and disadvantages of voting for an increase in the Company's authorized common stock.

The advantages include:


     o    The ability to raise capital by issuing capital stock.
     o The ability to fulfill our Company's obligations by having capital stock available upon the exercise or conversion of outstanding options, warrants and convertible debentures.


The disadvantages include:

     o Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.
     o The approval of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the Company's Board of Directors' desire. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have materials anti-takeover consequences.

The amendment to the Company's Certificate of Incorporation provides for the authorization of 110,000,000 additional shares of our Company's common stock. As of October 8, 2007, 246,260,250 shares of the Company's common stock were issued and outstanding.

The amendment to the Company's Certificate of Incorporation shall be filed with Delaware Secretary of State so that the first paragraph of Article IV of the Certificate in Incorporation shall be as follows:

"The total number of shares of common stock which this corporation is authorized to issue is: Three hundred and ninety Million (390,000,000) shares with par value of ($0.0001) per share."

The Company Board of Directors believes that it is desirable to have additional authorized shares of common stock available for possible future financings, possible future acquisitions and other general corporate purposes. The Company does not have any current arrangement or commitment for further financings or acquisitions. Having such additional authorized shares of common stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholder's meeting. Although such issuance of additional shares with respect to future financing and acquisitions would dilute existing shareholders, management believes that such transaction would increase the value of the Company to its shareholders.


At present the Company has no plans to issue any of the shares that would be authorized from the proposal to raise the authorized shares from 280 million to 390 million. We currently have 280,000,000 shares authorized, 247,000,000 shares outstanding; we have reserved 18,000,000 shares for the exercise or conversion of outstanding options, warrants and convertible debenture and have 15,000,000 shares available for other issuances. At the present, the Company has no specific plans to issue any more shares, other than potentially the 6 million shares available for conversion of warrants and potentially up to another 12 million shares for the convertible debenture.





DESCRIPTION OF SECURITIES COMMON STOCK

The current authorized common stock of the Company consists of 280,000,000 shares of common stock, par value $0.0001 per share. As of October 8, 2007, the Company had 246,260,250 shares of common stock issued and outstanding. Each share of the Company's common stock entitles the holder to one vote on each matter submitted to a vote of shareholders, including the election of directors. There is no cumulative voting. The holders of the Company's common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available therefore. Holders of the Company's common stock have no pre-emptive, conversion or other subscription rights. There are no redemption or sinking fund provisions available to the Company's common stock. In the event of liquidation, dissolution or winding up the Company, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities. Additional information can be found in our Certificate of Incorporation and our Bylaws, which were filed as exhibits to our registration statement on Form 10-SB 12G filed with the SEC on July 20, 2000 and amended Certificate of Incorporation filed on April 12, 2005 on form 10 KSB-A, with the SEC.

OPTIONS, WARRANTS, OTHER CONVERTIBLE SECURITIES

OPTIONS

There are no outstanding options.

WARRANTS OUTSTANDING: \

The Company has issued the following warrants:

On April 8, 2006
            Amount                exercise price                exercisable to
            3,000,000 warrants    $0.10                         April 8, 2013
            3,000,000 warrants    $0.25                         April 8,  2013



TRANSFER AGENT AND REGISTRAR

The Company's transfer agent is Intercontinental Registrar & Transfer Agency Inc., 900 Buchanan Blvd, Boulder City, Nevada 89005.

Its telephone number is (702) 293-6717.

ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE CERTIFICATE OF INCORPORATION

AUTHORIZED AND UNISSUED STOCK

Authorized but unissued shares of common stock, if approved, would be available for future issuance without our shareholders' approval. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the Company's Board of Directors' desires. A takeover may be beneficial to shareholders because, among other reasons, a potential suitor may offer shareholders a premium for their shares of stock compared to the then-existing market price.

The existence of authorized but unissued and unreserved shares of preferred stock may enable the Board of Directors to issue shares to persons friendly to current management, which would render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of the Company's management.



INDEPENDENT ACCOUNTANTS

The firm of Stark, Winter, Schenkein served as our Company's independent accountants for the fiscal year ended November 30, 2006 in connection with the audit. The auditors will not be attending the meeting nor making any statement. As of April13, 2007 we have retained a new firm to act as our independent accountants, Change Park CPA. He wil also not attend in this meeting.

AUDIT FEES

The aggregate fees billed for professional services rendered was $45,000 for the audit of the Company's annual financial statement for the year ended November 30, 2006 and reviews of its interim financial statements.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

For the fiscal year ended November 30, 2006 there were $-0- in fees billed for professional services by the Company's independent auditors rendered in connection with, directly or indirectly, operating or supervising the operation of its information system or managing its local area network.

ALL OTHER FEES

There were $0 in fees billed for other services by the principal accountant for the fiscal year ended November 30, 2006.




RECOMMENDATION OF THE BOARD OF DIRECTORS

Millenia Hope's Board of Directors, has concluded that, in its opinion, the, consolidation of it's share capital (reverse split) and increase in authorized common shares, are prudent and important proposals, and recommends that the shareholders vote in favor of these resolutions.


ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

Proposals which stockholders intended to present at the 2008 Annual of Stockholders must be received by the Company by March 20, 2008 to be eligible for inclusion in the proxy material for that meeting.


INCORPORATION BY REFERENCE

Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company's Annual Report on Form 10-KSB for the year ended November 30, 2006.

AVAILABILITY OF FORM 10-KSB

A copy of our annual Report on Form 10-KSB for the fiscal year ended November 30, 2006, which has been filed with the Securities and Exchange Commission, including the financial statements, will be provided without charge to any Stockholder or beneficial owner of our Common Stock upon written request to Yehuda Kops, Chief Operating Officer, 1250 Rene Levesque West, Suite 2200, Montreal, Quebec, Canada, H3B 4W8.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board of Directors knows of no other business that will be presented for consolidation at the Annual Meeting. If other matters are properly brought before the Annual Meeting and the Special Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS


                                                             /s/ Leonard Stella
                                                             ------------------
                                                                 Leonard Stella
                                                        Chief Executive Officer

Montreal, Quebec
October 8, 2007

                            ANNUAL GENERAL MEETING OF
                       MILLENIA HOPE INC. (THE "COMPANY")
                To Be Held At: The Hilton Wilmington Christiana,
         Located at 100 Continental Drive in Newark, Delaware, 19713 USA
                        on November 20, 2007 at 10:15 a.m.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, as a Stockholder of Millenia Hope Inc. (the "Company"), hereby appoints Hugo Valente and Yehuda Kops or any one of them, the true and lawful proxies and attorneys in fact of the undersigned to attend the Annual Meeting of the Stockholders of the Company to be held, and any adjournment thereof, and hereby authorizes them to vote, as designated below, the number of shares which undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present on the following matters as set forth in the Proxy Statement and Notice dated October 8, 2007.

1. ELECTION OF DIRECTORS:

|_| FOR all nominees listed below (except as marked to the contrary below)

|_| WITHHOLD AUTHORITY to vote for all nominees listed below

NOMINEES:

|_|   Leonard Stella   |_|   Jacky Quan         |_|   Joseph Daniele

|_|   Yehuda Kops      |_|   Hugo Valente


(INSTRUCTIONS: To withhold authority to vote for any of the individual nominees, PRINT that nominee's name on the line below)

-----------------------------------------



2. To authorize the board of Directors, should it decide , to do a consolidation of its shares (reverse split), in a ratio of between 3:1 and 7:1, based on the Board's decision of what would create the greatest possible value for the company and its shareholders.

|_|   FOR         |_|   AGAINST          |_|   ABSTAIN


3. The approved of an amendment to the Company's Certificate Incorporate to increase the authorized common shares from 280 million common shares to 390 million common shares should it deem this necessary.


      FOR               AGAINST                ABSTAIN

4. IN THE DISCRETION OF SUCH PROXIES UPON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.


THIS PROXY, WHEN PROPERLY EXECUTED,                 Dated: _______________, 2007
WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER.
                                                    ____________________________
IF NO DIRECTION IS MADE, THIS PROXY                 Name (please print)
WILL BE VOTED FOR ITEMS (1), (2), AND (3).


                                                    ____________________________
                                                    Signature


   This proxy is revocable and the               *note: Please sign exactly
   undersigned reserves the right                 as the name(s) appear on
   to attend the meeting and vote                 your Stock Certificate.
   in person.  The undersigned                    When Attorney, executor,
   hereby revokes any proxy heretofore            administrator, trustee,
   given in respect of the shares of              or guardian, please give
   the company.                                   full  title  as  such. If more
                                                  than  one  name is  shown, as
                                                  in the case of joint tenancy,
                                                  each party should sign.

THE BOARD OF DIRECTORS URGES THAT YOU FILL IN, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE.